EXHIBIT (h)(5)(b)

Schedule A

As of February 1, 2025

Trust, Series and Class	Contractual Expense Cap(a)	Effective Date	Termination Date
Eaton Vance Growth Trust
Atlanta Capital Select Equity Fund Class A	1.05%	2/1/2024	2/1/2026
Atlanta Capital Select Equity Fund Class C	1.80%	2/1/2024	2/1/2026
Atlanta Capital Select Equity Fund Class I	0.80%	2/1/2024	2/1/2026
Atlanta Capital Select Equity Fund Class R6	0.75%	2/1/2024	2/1/2026

Focused Growth Opportunities Fund Class A	1.05%	7/1/2023	7/1/2025
Focused Growth Opportunities Fund Class C	1.80%	7/1/2023	7/1/2025
Focused Growth Opportunities Fund Class I	0.80%	7/1/2023	7/1/2025

Focused Value Opportunities Fund Class A	0.99%	7/1/2022	7/1/2025
Focused Value Opportunities Fund Class C	1.74%	7/1/2022	7/1/2025
Focused Value Opportunities Fund Class I	0.74%	7/1/2022	7/1/2025

Greater China Growth Fund Class A	1.50%	10/1/2021	1/1/2026
Greater China Growth Fund Class C	2.25%	10/1/2021	1/1/2026
Greater China Growth Fund Class I	1.25%	10/1/2021	1/1/2026

International Small-Cap Fund Class A	1.30%	7/1/2022	4/1/2025
International Small-Cap Fund Class I	1.05%	7/1/2022	4/1/2025

Worldwide Health Sciences Fund Class A	1.15%	4/28/2018	1/1/2026
Worldwide Health Sciences Fund Class C	1.90%	4/28/2018	1/1/2026
Worldwide Health Sciences Fund Class I	0.90%	4/28/2018	1/1/2026
Worldwide Health Sciences Fund Class R	1.40%	4/28/2018	1/1/2026

Eaton Vance Investment Trust
National Ultra-Short Municipal Income Fund Advisers Class	0.50%	1/1/2022	8/1/2025
National Ultra-Short Municipal Income Fund Class A	0.50%	1/1/2022	8/1/2025
National Ultra-Short Municipal Income Fund Class I	0.35%	1/1/2022	8/1/2025

New York Municipal Opportunities Fund Class A	0.70%	7/1/2024	8/1/2025
New York Municipal Opportunities Fund Class C	1.45%	7/1/2024	8/1/2025
New York Municipal Opportunities Fund Class I	0.55%	7/1/2024	8/1/2025

Eaton Vance Municipals Trust
Eaton Vance Municipal Opportunities Fund Class A	0.92%	12/1/2023	12/1/2025
Eaton Vance Municipal Opportunities Fund Class C	1.67%	12/1/2023	12/1/2025
Eaton Vance Municipal Opportunities Fund Class I	0.67%	12/1/2023	12/1/2025

Eaton Vance Municipals Trust II
High Yield Municipal Income Fund Class W	Total amount of the advisory fee paid by Class W shares	10/1/2021	6/1/2025

Parametric TABS 1-to-10 Year Laddered Municipal Bond Fund Class A	0.65%	5/3/2015	6/1/2025
Parametric TABS 1-to-10 Year Laddered Municipal Bond Fund Class C	1.40%	5/3/2015	6/1/2025
Parametric TABS 1-to-10 Year Laddered Municipal Bond Fund Class I	0.40%	5/3/2015	6/1/2025

Parametric TABS 5-to-15 Year Laddered Municipal Bond Fund Class A	0.65%	4/15/2015	6/1/2025
Parametric TABS 5-to-15 Year Laddered Municipal Bond Fund Class C	1.40%	4/15/2015	6/1/2025
Parametric TABS 5-to-15 Year Laddered Municipal Bond Fund Class I	0.40%	4/15/2015	6/1/2025

Trust, Series and Class	Contractual Expense Cap(a)	Effective Date	Termination Date

Eaton Vance Municipals Trust II (continued)
Parametric TABS Intermediate-Term Municipal Bond Fund Class A	0.85%	7/1/2022	6/1/2025
Parametric TABS Intermediate-Term Municipal Bond Fund Class C	1.60%	7/1/2022	6/1/2025
Parametric TABS Intermediate-Term Municipal Bond Fund Class I	0.60%	7/1/2022	6/1/2025

Parametric TABS Short-Term Municipal Bond Fund Class A	0.76%	7/1/2022	6/1/2025
Parametric TABS Short-Term Municipal Bond Fund Class C	1.51%	7/1/2022	6/1/2025
Parametric TABS Short-Term Municipal Bond Fund Class I	0.51%	7/1/2022	6/1/2025

Eaton Vance Mutual Funds Trust
Emerging and Frontier Countries Equity Fund Class A	1.40%	7/1/2022	3/1/2025
Emerging and Frontier Countries Equity Fund Class I	1.15%	7/1/2022	3/1/2025

Eaton Vance Floating-Rate & High Income Fund Advisers Class	1.05%	3/13/2024	3/1/2025
Eaton Vance Floating-Rate & High Income Fund Class A	1.05%	3/13/2024	3/1/2025
Eaton Vance Floating-Rate & High Income Fund Class C	1.80%	3/13/2024	3/1/2025
Eaton Vance Floating-Rate & High Income Fund Class I	0.80%	3/13/2024	3/1/2025
Eaton Vance Floating-Rate & High Income Fund Class R6	0.75%	3/13/2024	3/1/2025

Global Income Builder Fund Class A	1.17%	5/1/2019	3/1/2025
Global Income Builder Fund Class C	1.92%	5/1/2019	3/1/2025
Global Income Builder Fund Class I	0.92%	5/1/2019	3/1/2025
Global Income Builder Fund Class R	1.42%	5/1/2019	3/1/2025

Global Macro Absolute Return Advantage Fund Class A	1.30%	1/1/2018	3/1/2025
Global Macro Absolute Return Advantage Fund Class C	2.05%	1/1/2018	3/1/2025
Global Macro Absolute Return Advantage Fund Class I	1.05%	1/1/2018	3/1/2025
Global Macro Absolute Return Advantage Fund Class R	1.55%	1/1/2018	3/1/2025
Global Macro Absolute Return Advantage Fund Class R6	1.02%	1/1/2018	3/1/2025

Global Sovereign Opportunities Fund Class A	0.95%	10/14/2019	3/1/2025
Global Sovereign Opportunities Fund Class C	1.70%	10/14/2019	3/1/2025
Global Sovereign Opportunities Fund Class I	0.70%	10/14/2019	3/1/2025

Government Opportunities Fund Class A	1.05%	3/1/2020	3/1/2025
Government Opportunities Fund Class C	1.80%	3/1/2020	3/1/2025
Government Opportunities Fund Class I	0.80%	3/1/2020	3/1/2025
Government Opportunities Fund Class R	1.30%	3/1/2020	3/1/2025

High Income Opportunities Fund Class A	0.95%	3/13/2024	3/1/2025
High Income Opportunities Fund Class C	1.70%	3/13/2024	3/1/2025
High Income Opportunities Fund Class I	0.70%	3/13/2024	3/1/2025
High Income Opportunities Fund Class R6	0.62%	3/13/2024	3/1/2025

Parametric Dividend Income Fund Investor Class	0.65%	11/1/2016	7/1/2025
Parametric Dividend Income Fund Institutional Class	0.40%	11/1/2016	7/1/2025

Parametric Emerging Markets Fund Class A	1.49%	7/3/2023	6/1/2025
Parametric Emerging Markets Fund Class C	2.24%	7/3/2023	6/1/2025
Parametric Emerging Markets Fund Class I	1.24%	7/3/2023	6/1/2025
Parametric Emerging Markets Fund Class R6	1.17%	7/3/2023	6/1/2025

Parametric International Equity Fund Class A	0.75%	11/1/2016	6/1/2025
Parametric International Equity Fund Class I	0.50%	11/1/2016	6/1/2025
Parametric International Equity Fund Class R	1.00%	11/1/2016	6/1/2025
Parametric International Equity Fund Class R6	0.47%	11/1/2016	6/1/2025

Trust, Series and Class	Contractual Expense Cap(a)	Effective Date	Termination Date

Parametric Tax-Managed International Equity Fund Class A	1.05%	3/1/2017	3/1/2025
Parametric Tax-Managed International Equity Fund Class C	1.80%	3/1/2017	3/1/2025
Parametric Tax-Managed International Equity Fund Class I	0.80%	3/1/2017	3/1/2025

Short Duration High Income Fund Class A	0.90%	1/1/2017	3/1/2025
Short Duration High Income Fund Class I	0.65%	1/1/2017	3/1/2025

Short Duration Government Income Fund Advisers Class	0.85%	3/13/2024	3/1/2025
Short Duration Government Income Fund Class A	0.85%	3/13/2024	3/1/2025
Short Duration Government Income Fund Class C	1.45%	3/13/2024	3/1/2025
Short Duration Government Income Fund Class I	0.60%	3/13/2024	3/1/2025

Stock Fund Class A	0.98%	1/1/2016	5/1/2025
Stock Fund Class C	1.73%	1/1/2016	5/1/2025
Stock Fund Class I	0.73%	1/1/2016	5/1/2025

Total Return Bond Fund Class A(b)	0.74%	6/1/2017	2/1/2026
Total Return Bond Fund Class C(b)	1.49%	6/1/2017	2/1/2026
Total Return Bond Fund Class I(b)	0.49%	6/1/2017	2/1/2026
Total Return Bond Fund Class R6(b)	0.43%	6/30/2023	2/1/2026

Eaton Vance Series Trust II
Income Fund of Boston Class A	1.00%	3/1/2020	3/1/2025
Income Fund of Boston Class C	1.75%	3/1/2020	3/1/2025
Income Fund of Boston Class I	0.75%	3/1/2020	3/1/2025
Income Fund of Boston Class R	1.25%	3/1/2020	3/1/2025
Income Fund of Boston Class R6	0.66%	3/1/2020	3/1/2025

Eaton Vance Special Investment Trust
Core Bond Fund Class A	0.74%	6/1/2017	5/1/2025
Core Bond Fund Class I	0.49%	6/1/2017	5/1/2025

Growth Fund Class A	1.05%	7/10/2014	5/1/2025
Growth Fund Class C	1.80%	7/10/2014	5/1/2025
Growth Fund Class I	0.80%	7/10/2014	5/1/2025
Growth Fund Class R	1.30%	7/10/2014	5/1/2025

Short Duration Inflation-Protected Income Fund Class A	0.75%	1/1/2017	3/1/2025
Short Duration Inflation-Protected Income Fund Class C	1.50%	1/1/2017	3/1/2025
Short Duration Inflation-Protected Income Fund Class I	0.50%	1/1/2017	3/1/2025

Small-Cap Fund Class A	1.21%	1/1/2019	5/1/2025
Small-Cap Fund Class C	1.96%	1/1/2019	5/1/2025
Small-Cap Fund Class I	0.96%	1/1/2019	5/1/2025
Small-Cap Fund Class R	1.46%	1/1/2019	5/1/2025

Interval Fund
Eaton Vance Floating-Rate Opportunities Fund	0.25%(c)	8/1/2023	5/31/2026

(a)Unless otherwise specified, the contractual expense cap reflects the total annual fund operating expenses, excluding Excluded Expenses, as a percentage of average daily net assets, that each class would not exceed on a per annum basis.

(b)EVM will waive a portion of the Fund’s investment advisory fee in an amount equal to all acquired fund fees and expenses as a result of the Fund’s investment in Eaton Vance Floating-Rate Advantage Fund and/or Eaton Vance Floating-Rate Fund.

(c)In the case of Eaton Vance Floating-Rate Opportunities Fund, the contractual expense cap reflects, for each class of shares, the amount of operating expenses, excluding management fees, distribution and/or service (12b-1) fees and Excluded Expenses, as percentage of average daily net assets, that each class would not exceed on a per annum basis.